UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 27, 2003 (October 24, 2003)

J. ALEXANDER’S CORPORATION

(Exact name of registrant as specified in its charter)

Tennessee	1-08766	62-0854056

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer
Identification No.)

3401 West End Avenue, Suite 260, P.O. Box 24300, Nashville, Tennessee 37202

(Address of principal executive offices) (Zip Code)

(615) 269-1900

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Item 12. Results of Operations and Financial Condition.

     On October 24, 2003, J. Alexander’s Corporation issued a press release announcing its financial results for the third quarter ended September 28, 2003, the text of which is set forth in Exhibit 99.1

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: October 27, 2003	J. ALEXANDER’S CORPORATION

	By:	/s/ R. Gregory Lewis R. Gregory Lewis Chief Financial Officer, Vice President of Finance and Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Earnings Press Release issued by J. Alexander’s Corporation dated October 24, 2003